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                                                                    EXHIBIT 99.2
                                   AGREEMENT

                               NOVEMBER 19, 1998


     This document sets forth an agreement (this "Agreement") between Philip Services Corp. ("PSC") on behalf of itself and each of its affiliates (collectively, "Affiliates"), Foothill Partners III, L.P. ("Foothill"), American Real Estate Holdings, L.P. ("AREH") and High River Limited Partnership ("High River"), regarding the terms and conditions for a prepackaged plan of reorganization for PSC and its Affiliates (the "Plan"), pursuant to which a restructuring of PSC and its Affiliates will be accomplished, and related agreements. For purposes of this Agreement, the term "Existing Secured Lenders" means the lender parties to the existing Credit Agreement (the "Existing Credit Agreement") dated as of August 11, 1997 among PSC; Philip Services (Delaware), Inc.; Canadian Imperial Bank of Commerce ("CIBC"), as Administrative Agent; Bankers Trust Company ("BTCo"), as Syndication Agent; CIBC and BTCo, as Co-Arrangers; Dresdner Bank Canada and Dresdner Bank AG New York Branch, as Documentation Agent; and the various lenders from time to time parties thereto, including all amendments and modifications thereto. For purposes of this Agreement, the term "Majority Existing Secured Lenders" means, collectively, holders of not less than two-thirds (2/3) of the outstanding indebtedness under the Existing Credit Agreement.

     WHEREFORE, for good and valuable consideration, the adequacy, sufficiency and receipt of which is hereby acknowledged, PSC, High River, AREH and Foothill agree as follows:

Principal Economic Terms of Plan:       Subject to an adjustment mechanism
                                        (limited solely to an adjustment of the
                                        percentage of reorganized PSC common
                                        stock to be distributed to existing PSC
                                        shareholders) to be mutually agreed upon by the parties hereto in the event that assets of PSC or its Affiliates are sold and the proceeds thereof used to repay indebtedness under the Existing Credit
                                        Agreement prior to the consummation of
                                        the Plan, existing PSC shareholders
                                        will receive a pro rata share of 10% of
                                        reorganized PSC's common stock and the
                                        Existing Secured Lenders will receive a
                                        pro rata share of 90% of reorganized
                                        PSC's common stock, provided however
                                        that in no event shall existing PSC
                                        shareholders receive more than 15% of
                                        reorganized PSC's common stock in
                                        aggregate.

                                        Reorganized PSC will have aggregate pro
                                        forma debt of $300 million, excluding
                                        Unimpaired Debt as defined below (the
                                        "New Notes"), which will have terms and
                                        conditions mutually acceptable to PSC
                                        and the Majority Existing Secured
                                        Lenders (including Foothill, AREH and
                                        High River). $200 million of the New
                                        Notes will be secured by a first
                                        priority lien on all assets of PSC and
                                        its Affiliates and will be distributed,
                                        on a pro rata basis, to the Existing
                                        Secured Lenders. $100 million of the New
                                        Notes will be unsecured and will be
                                        distributed in full and final settlement of non-ordinary course liabilities, direct and indirect, of PSC and its Affiliates (other than claims of the Existing Secured Lenders).

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                                        Liabilities and accruals of PSC and its
                                        Affiliates incurred in the ordinary
                                        course of business will be unimpaired
                                        ("Unimpaired Liabilities").

Other Plan Provisions:                  All other provisions of the Plan and any
                                        related documents and agreements, which
                                        shall not be inconsistent with the terms and conditions of this Agreement, shall be reasonably acceptable to PSC, the Majority Existing Secured Lenders and
                                        High River, AREH and Foothill.

Plan Timetable:                         PSC and, if necessary, certain
                                        Affiliates to be mutually determined by
                                        PSC and the Majority Existing Secured
                                        Lenders, will commence, in a venue
                                        mutually agreeable to PSC and the
                                        Majority Existing Secured Lenders,
                                        voluntary insolvency proceedings (the
                                        "Cases"), including the filing of the
                                        Plan and accompanying disclosure
                                        statement (the "Disclosure Statement"),
                                        not later than February 28, 1999.

                                        The Disclosure Statement shall be
                                        approved by the court presiding over the Cases (the "Court") not later than April 15, 1999.

                                        The Court shall confirm the Plan not
                                        later than June 30, 1999.

                                        The Plan shall become effective not
                                        later than July 30, 1999.

Standstill and Efforts to Consummate:   Subject to the provisions of subparts
                                        (a) and (d) under the heading
                                        "Termination Event" below, each of High
                                        River, Foothill and AREH hereby agrees
                                        that neither they, nor any of their
                                        respective affiliates, officers,
                                        directors, partners or agents shall (a)
                                        commence any involuntary insolvency
                                        proceeding against PSC or any of its
                                        Affiliates under the laws of the United
                                        States, Canada or any other country or
                                        any state or province, (b) except to the extent that PSC or any of its Affiliates are the subject of any insolvency proceedings, initiate any legal action against PSC or any of its Affiliates with respect to any claims against or interests in PSC or any of its Affiliates or (c) take or encourage any other party to take any action inconsistent with (a) or (b) above
                                        (including without limitation giving any direction to the agent for the Existing
                                        Credit Agreement), unless and until a
                                        Termination Event (defined below)
                                        occurs.


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                                        Each of High River, AREH and Foothill
                                        hereby agrees, and agrees to cause any
                                        affiliate that holds or may hereafter
                                        hold PSC debt, to enter into the Lock-Up
                                        Agreement (defined below) on or before
                                        December 15, 1998.

                                        Each of High River, AREH and Foothill
                                        agrees that it shall not sell, assign or otherwise transfer any indebtedness of PSC to any other person or entity unless such person or entity agrees in writing to be bound by the terms and conditions of this Agreement as if such person or entity were a signatory hereto.

                                        Subject to the terms and conditions
                                        hereof, until the occurrence of a
                                        Termination Event, PSC shall take all
                                        reasonable actions to seek to effectuate the transactions set forth herein.

Termination Event:                      This Agreement and the obligations of
                                        the parties hereto shall expire upon the earliest to occur of the following (each a "Termination Event"); provided, however, that PSC's obligations set forth under the heading "Board of Director Changes" below shall survive any Termination Event:

                                        (a) failure of PSC and the Majority
                                        Existing Secured Lenders (including High
                                        River, AREH and Foothill) to enter into
                                        a binding agreement consistent with the
                                        terms and conditions of this Agreement
                                        ("Lock-Up Agreement"), on or before
                                        December 15, 1998, pursuant to which the Majority Existing Secured Lenders agree to vote for the Plan. The Lock-Up Agreement shall be in form and substance mutually acceptable to PSC and the Majority Existing Secured Lenders (including High River, AREH and Foothill);

                                        (b) failure of PSC to meet any of the
                                        deadlines set forth under "Plan
                                        Timetable" above;

                                        (c) failure of PSC to satisfy its
                                        obligations set forth under the heading
                                        "Board of Director Changes" below (which failure may be enforced by injunctive action despite the occurrence of a Termination Event) or the failure of PSC's shareholders to elect the New Directors (defined below) to the Board; and

                                        (d) PSC seeking to implement an
                                        Alternative Transaction that has been
                                        approved by the Majority Existing
                                        Secured


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                             Lenders but has not been approved by High River,
                             AREH and Foothill.

Alternative Transactions:    Notwithstanding anything in this Agreement to the
                             contrary, PSC maintains at all times (both before and after execution of the Lock-Up Agreement and the filing of the Plan) the right to pursue, negotiate with any third party, and seek to implement, any potential transaction that restructures substantially all of PSC and its Affiliates' debt and equity and that PSC believes, in its reasonable discretion, may result in a more favorable outcome to PSC and its stakeholders (an
                             "Alternative Transaction") than the transactions set forth in this Agreement or the Plan. If PSC determines that any Alternative Transaction may result in a more favorable outcome to PSC and its stakeholders than the transactions set forth in this Agreement or the Plan, PSC shall have the right to present such Alternative Transaction to the Existing Secured Lenders for their consideration; provided, however, that PSC shall not seek to effectuate any Alternative Transaction that does not pay the claims of the Existing
                             Secured Lenders in full in cash or that has not been approved by the Majority Existing Secured
                             Lenders in their reasonable discretion.

Board of Director Changes:   Upon the execution of this Agreement, High River,
                             AREH and Foothill jointly shall have the right to designate a total of two (2) persons to serve on PSC's Board of Directors, one of whom must be a Canadian resident and one of whom must be a United
                             States resident (collectively, the "New
                             Directors"). In addition, the New Directors shall be nominated by PSC management for re-election to the Board at any PSC shareholders meeting that is conducted between the date hereof and the earlier to occur of (x) the effective date of the Plan or any Alternative Transaction (approved by the Majority Existing Secured Lenders), (y) a breach of this Agreement by High River, AREH or Foothill and
                             (z) such date as High River, AREH and Foothill, collectively, hold less than $50.0 million in principal amount of indebtedness owing by PSC. The
                             New Directors shall serve on PSC's Board until the earlier of (a) the designation of a new Board of Directors, if any, pursuant to the Plan or an Alternative Transaction

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                                        (approved by the Majority Existing
                                        Secured Lenders), (b) such date as High
                                        River, AREH and Foothill, collectively,
                                        hold less than $50.0 million in
                                        principal amount of indebtedness owing
                                        by PSC and (c) a breach of this
                                        Agreement by High River, AREH or
                                        Foothill. As promptly as practicable
                                        after the designation of the New
                                        Directors, PSC shall, in good faith,
                                        take all appropriate corporate
                                        governance actions to effectuate the
                                        addition of the New Directors to the
                                        Board of Directors, and will thereafter
                                        take all appropriate action to
                                        effectuate the replacement by High
                                        River, AREH and Foothill of any one or
                                        more New Directors as may be required
                                        due to death, resignation or other
                                        inability to serve. At no time hereafter shall PSC or any of its Affiliates take or cause to be taken any action to change the ratio of all Directors to New Directors on PSC's Board.

Search Committee:                       Immediately following the appointment of
                                        the New Directors, a special committee
                                        of the Board shall be formed (consisting of no more than 3 Directors, one of whom shall be a New Director) for the purpose of commencing a search for a permanent
                                        CEO for PSC.

Governing Law and Enforcement:          This Agreement shall be governed by the
                                        laws of the State of Delaware, without
                                        giving effect to choice of law
                                        provisions thereunder.

                                        The parties hereto acknowledge that
                                        monetary damages may not provide a
                                        sufficient remedy for a breach of this
                                        Agreement, and thus hereby consent to
                                        the entry of equitable remedies
                                        including injunctive relief and consent
                                        to the jurisdiction of the Federal
                                        District Court in Delaware.

Public Announcements:                   The parties hereto agree that all
                                        public announcements of the entry into
                                        or the terms and conditions of this
                                        Agreement shall be mutually acceptable
                                        to each of them; provided, however,
                                        that if agreement among such parties
                                        cannot be reached, each of them may
                                        issue any statement or make any
                                        announcement it deems necessary or
                                        appropriate. It is understood that on
                                        the date hereof, PSC intends to
                                        announce a letter of intent among PSC,
                                        Soule Enterprises LLC and another third
                                        party.


Agreed, acknowledged and accepted
as of the date first written above:

PHILIP SERVICES CORP.


By:
     ______________________________      _______________________________

Its:
     _______________________________     _______________________________


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Agreed, acknowledged and accepted
as of the date first written above:



FOOTHILL PARTNERS III, L.P.



By:
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Its:  Managing General Parnter



AMERICAN REAL ESTATE HOLDINGS, L.P.



By:   American Property Investors, Inc.

Its:  General Partner



      By:
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      Its:
           ------------------------------------



HIGH RIVER LIMITED PARTNERSHIP



By:   Riverdale L.L.C.

Its:  General Partner



      By:
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      Its:
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